UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 24, 2025
(Date of earliest event reported)

BANK 2025-BNK49

(Central Index Key Number 0002058145)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2025, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of March 1, 2025 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BANK 2025-BNK49, Commercial Mortgage Pass-Through Certificates, Series 2025-BNK49 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K/A filed by the Issuing Entity on March 27, 2025 (SEC Accession No. 0001539497-25-001061).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK 2025-BNK49 (the “Issuing Entity”), a common law trust fund formed on March 27, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty-seven (37) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-five (65) commercial and/or multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Marriott World Headquarters”, which is an asset of the Trust, is part of a whole loan (the “Marriott World Headquarters Whole Loan”) that includes the Marriott World Headquarters Mortgage Loan and eleven other loans that are pari passu to the Marriott World Headquarters Mortgage Loan (the “Marriott World Headquarters Pari Passu Companion Loans”). The Marriott World Headquarters Pari Passu Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Marriott World Headquarters Whole Loan, including the Marriott World Headquarters Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related pari passu note A-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1 occurred on July 24, 2025, and accordingly as of such date, the Marriott World Headquarters Whole Loan, including the Marriott World Headquarters Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer (the “BBCMS 2025-C35 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.6 to the current report on Form 8-K filed by the Issuing Entity on March 17, 2025 (SEC Accession No. 0001539497-25-000962).

The terms and conditions of the BBCMS 2025-C35 PSA applicable to the servicing of the Marriott World Headquarters Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-283510-01) filed with the Securities and Exchange Commission on March 17, 2025 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The related Non-Serviced Master Servicer will earn a primary servicing fee with respect to such Mortgage Loan that is to be calculated at 0.00250% per annum.
•	Upon the related Whole Loan becoming a specially serviced loan under the BBCMS 2025-C35 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such Mortgage Loan accruing at a rate equal to 0.25% per annum, subject to a monthly minimum fee of $5,000, until such time as the related Whole Loan is no longer specially serviced.
•	The related Non-Serviced Special Servicer is entitled to a workout fee equal to 0.50% of each payment of principal and interest (other than default interest) made by the related borrower after any workout of the related Whole Loan. Such fee is subject to a floor of $25,000 with respect to any particular workout of the related Whole Loan.
•	The related Non-Serviced Special Servicer is entitled to a liquidation fee equal to 0.50% of net liquidation proceeds received in connection with the liquidation of the related Whole Loan or Mortgaged Property, subject to a cap of $1,000,000 and a floor of $25,000.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 28, 2025	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

		By:	/s/ Leland F. Bunch, III
			Name:	Leland F. Bunch, III
			Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)